December 1, 2008
Supplement

SUPPLEMENT DATED DECEMBER 1, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY LIMITED DURATION FUND
Dated August 29, 2008

The second, third and fourth paragraphs of the section of the Prospectus entitled “The Fund — Fund Management” are hereby deleted and replaced with the following:

The Fund is managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Jaidip Singh, an Executive Director of the Investment Adviser, and Virginia Keehan and Joseph Mehlman, each a Vice President of the Investment Adviser.

Mr. Singh has been associated with the Investment Adviser in an investment management capacity since April 1996 and began managing the Fund in May 2008. Ms. Keehan has been associated with the Adviser in an investment management capacity since February 2004 and began managing the Portfolio in November 2008. Prior to February 2004, Ms. Keehan was a senior portfolio manager at Quadra Capital Management. Mr. Mehlman has been associated with the Investment Adviser in an investment management capacity since June 2002 and began managing the Fund in May 2008.

All team members are responsible for the execution of the overall strategy of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MSLSPT1

December 1, 2008
Supplement

SUPPLEMENT DATED DECEMBER 1, 2008 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY LIMITED DURATION FUND
Dated August 29, 2008

The first, second and third paragraphs of the section of the Statement of Additional Information entitled “V. Investment Advisory and Other Services — G. Fund Management — Other Accounts Managed by the Portfolio Managers” are hereby deleted and replaced with the following:

As of April 30, 2008:

Jaidip Singh managed nine registered investment companies with a total of approximately $5.1 billion in assets; no pooled investment vehicles other than registered investment companies; and 49 other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of approximately $11.1 million in assets. Of these other accounts, four accounts with a total approximately $1.3 billion in assets, had performance-based fees.

Joseph Mehlman managed two registered investment companies with a total of approximately $943.9 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

As of November 20, 2008:

Virginia Keehan managed eight registered investment companies with a total of approximately $1.9 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

***

The section of the Statement of Additional Information entitled “V. Investment Advisory and Other Services — G. Fund Management — Securities Ownership of Portfolio Managers ” is hereby deleted and replaced with the following:

As of April 30, 2008, Jaidip Singh* and Joseph Mehlman* did not beneficially own any shares of the Fund.

As of November 20, 2008, Virginia Keehan did not did not beneficially own any shares of the Fund.

* Not included above, the portfolio manager has made investments in one or more mutual funds managed by the same portfolio management team, pursuant to a similar strategy.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.